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                                                                   EXHIBIT 10i2

Schedule identifying substantially identical agreements, among Fortune Brands, Inc. ("Fortune") and The Chase Manhattan Bank, et al., establishing a trust in favor of each of the following persons, to the Agreement constituting Exhibit 10i1 to the Annual Report on Form 10-K of Fortune for the Fiscal Year ended December 31, 2001.


                                      Name

                                  Mark Hausberg
                                  Craig P. Omtvedt
                                  Mark A. Roche
                                  Norman H. Wesley